GREAT AMERICAN FINANCIAL RESOURCES, INC.

EXHIBIT 31(a)

SARBANES-OXLEY SECTION 302(a) CERTIFICATIONS

I, S. Craig Lindner, the principal executive officer of Great American Financial Resources, Inc., certify that:

1.   I have reviewed this annual report on Form 10-K of Great American Financial      Resources, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a      material fact or omit to state a material fact necessary to make the statements      made, in light of the circumstances under which such statements were made, not      misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information      included in this report, fairly present in all material respects the financial      condition, results of operations and cash flows of the registrant as of, and for,      the periods presented in this report;

4.   The registrant's other certifying officer and I are responsible for establishing and      maintaining disclosure controls and procedures (as defined in Exchange Act Rules
     13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined      in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure          controls and procedures to be designed under our supervision, to ensure that          material information relating to the registrant, including its consolidated          subsidiaries, is made known to us by others within those entities, particularly          during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal          control over financial reporting to be designed under our supervision, to provide          reasonable assurance regarding the reliability of financial reporting and the          preparation of financial statements for external purposes in accordance with          generally accepted accounting principles.

     (c) Evaluated the effectiveness of the registrant's disclosure controls and          procedures and presented in this report our conclusions about the          effectiveness of the disclosure controls and procedures, as of the end of the          period covered by this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over          financial reporting that occurred during the registrant's most recent fiscal          quarter (the registrant's fourth fiscal quarter in the case of an annual report)          that has materially affected, or is reasonably likely to materially affect, the          registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer and I have disclosed, based on our most      recent evaluation of internal control over financial reporting, to the registrant's      auditors and the audit committee of the registrant's board of directors (or persons      performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or          operation of internal control over financial reporting which are reasonably          likely to adversely affect the registrant's ability to record, process,          summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other          employees who have a significant role in the registrant's internal control          over financial reporting.

Date:	March 9, 2005	/s/S. Craig Lindner
S. Craig Lindner
Chief Executive Officer

GREAT AMERICAN FINANCIAL RESOURCES, INC.

EXHIBIT 31(b)

SARBANES-OXLEY SECTION 302(a) CERTIFICATIONS - CONTINUED

I, Christopher P. Miliano, the principal financial officer of Great American Financial Resources, Inc., certify that:

1.   I have reviewed this annual report on Form 10-K of Great American Financial      Resources, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a      material fact or omit to state a material fact necessary to make the statements      made, in light of the circumstances under which such statements were made, not      misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information      included in this report, fairly present in all material respects the financial      condition, results of operations and cash flows of the registrant as of, and for,      the periods presented in this report;

4.   The registrant's other certifying officer and I are responsible for establishing and      maintaining disclosure controls and procedures (as defined in Exchange Act Rules
     13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in      Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure          controls and procedures to be designed under our supervision, to ensure that          material information relating to the registrant, including its consolidated          subsidiaries, is made known to us by others within those entities,          particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal          control over financial reporting to be designed under our supervision, to provide          reasonable assurance regarding the reliability of financial reporting and the          preparation of financial statements for external purposes in accordance with          generally accepted accounting principles.

     (c) Evaluated the effectiveness of the registrant's disclosure controls and          procedures and presented in this report our conclusions about the          effectiveness of the disclosure controls and procedures, as of the end of the          period covered by this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over          financial reporting that occurred during the registrant's most recent fiscal          quarter (the registrant's fourth fiscal quarter in the case of an annual          report) that has materially affected, or is reasonably likely to materially          affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer and I have disclosed, based on our most      recent evaluation of internal control over financial reporting, to the registrant's      auditors and the audit committee of the registrant's board of directors (or persons      performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or          operation of internal control over financial reporting which are reasonably          likely to adversely affect the registrant's ability to record, process,          summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other          employees who have a significant role in the registrant's internal control          over financial reporting.
Date:	March 9, 2005	/s/Christopher P. Miliano
Christopher P. Miliano
Chief Financial Officer